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                                                                  EXHIBIT 4F (3)

                                 AMENDMENT NO. 2
                           TO 364 DAY CREDIT AGREEMENT

         This Amendment No. 2 to 364 Day Credit Agreement (this "Amendment") is entered into as of September 20, 1999, by and among Dexter Corporation, a Connecticut corporation (the "Borrower"), Bank One, NA (f/k/a The First National Bank of Chicago), individually and as agent ("Agent"), and the other financial institutions signatory hereto.

                                    RECITALS

         A. The Borrower, the Agent and the Lenders are party to that certain 364 day credit agreement dated as of December 15, 1998 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                           (a) Section 6.1(d) of the Credit Agreement is amended in its entirety to read as follows:

                           "(d) Intentionally omitted."

                           (b) Section 6.25 of the Credit Agreement is amended in its entirety to read as follows:

                           "6.25    Intentionally Omitted."

                           (c) The definition of "Agreement Accounting
         Principles" in Article I of the Credit Agreement is amended by deleting the proviso thereto in its entirety.

                           (d) The definition of "Facility Termination Date" in
         Article I of the Credit Agreement is amended by deleting the date "December 13, 1999" and substituting in lieu thereof "September 18, 2000".

                           (e) The last sentence of Section 12.3.1 of the Credit Agreement is amended by deleting it in its entirety and substituting in lieu thereof the following:

                           "Each such assignment shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $10,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment)."

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                           (f) The first sentence of Section 2.20 is amended by
         deleting the words "date hereof" therein and substituting in lieu thereof "Facility Termination Date."

                  2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

                           (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

                           (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

                           (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

                  3. Effective Date. This Amendment shall become effective as of the date first written above upon the execution and delivery hereof by the Borrower, the Agent and all of the Lenders.

                  4. Reference to and Effect Upon the Credit Agreement.

                           (a) Except as specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  5. Costs and Expenses.

                  The Borrower hereby affirms its obligation under Section 9.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

                                      -2-
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                  6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            (signature pages follow)



                                      -3-
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                            REAFFIRMATION OF GUARANTY

         Each of the undersigned acknowledges receipt of a copy of the Amendment No. 2 to the Dexter Corporation 364 Day Credit Agreement (the "Amendment") dated September 20, 1999, consents to such Amendment and hereby reaffirms its obligations under the Subsidiary Guaranty (as defined in the Agreement).

Dated as of August 26, 1999.


                                        DEXTER MAGNETIC TECHNOLOGIES, INC.
                                        By:       /s/ Bruce H. Beatt
                                        Name:     Bruce H. Beatt
                                        Title:    Assistant Secretary

                                        DEXTER HYSOL AEROSPACE, INC.
                                        By:       /s/ Bruce H. Beatt
                                        Name:     Bruce H. Beatt
                                        Title:    Secretary

                                        DEXTER ACQUISITION DELAWARE, INC.
                                        By:       /s/ Bruce H. Beatt
                                        Name:     Bruce H. Beatt
                                        Title:    Secretary


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                  IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent
have executed this Agreement as of the date first above written.

                                       DEXTER CORPORATION

                                       By:          /s/ Rosanne Potter

                                       Name:        Rosanne Potter

                                       Title:       Treasurer

                                       Address:     One Elm Street
                                                    Windsor Locks, CT 06096-2334

                                                    Attn:   Rosanne S. Potter

                                                    Telephone:  (860) 292-7621
                                                    Fax:        (860) 654-8429


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       BANK ONE, NA,
                                       (Main Office -- Chicago),
                                       Individually and as Agent
Commitment $20,833,333.32

                                       By:          /s/ C. L. Turner III

                                       Name:        C. L. Turner III

                                       Title:       Managing Director

                                       Address:     151 West 51st Street
                                                    New York, NY 10019

                                                    Attn:        C. L. Turner

                                                    Telephone:  (212) 373-1574
                                                    Fax:        (212) 373-1180


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       FLEET NATIONAL BANK,
                                       Individually and as Syndication Agent
Commitment $10,000,000.00

                                       By:          /s/ Roger C. Boucher

                                       Name:        Roger C. Boucher

                                       Title:       Senior Vice President

                                       Address:     One Federal Street
                                                    MA0FD07L
                                                    Boston, MA  02110

                                       Attn:        Roger C. Boucher

                                       Telephone:   (617) 346-0616
                                       Fax:         (617) 346-0145


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       BANK OF AMERICA, N.A.
                                       Individually and as Documentation Agent
Commitment $10,000,000.00

                                       By:          /s/ Wendy Gorman

                                       Name:        Wendy Gorman

                                       Title:       Vice President

                                       Address:     335 Madison Avenue
                                                    New York, NY 10017

                                       Attn:        Wendy Gorman

                                       Telephone:      (212) 503-7363
                                       Fax:            (212) 503-7878


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       ABN AMRO BANK N.V.,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:          /s/ Hamilton Bullard

                                       Name:        Hamilton Bullard

                                       Title:       Assistant Vice President

                                       Address:     208 South LaSalle Street
                                                    Suite 1500
                                                    Chicago, IL 60603
                                                    Attn: James S. Adelsheim

                                       Telephone:      (312) 992-5110
                                       Fax:            (312) 992-5111


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       BANKBOSTON, N.A.,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:          /s/ Harvey H. Thayer, Jr.

                                       Name:        Harvey H. Thayer, Jr.

                                       Title:       Managing Director

                                       Address:     100 Federal Street
                                                    MS 01-10-01
                                                    Boston, MA 02110

                                       Attn:        Harvey H. Thayer, Jr.

                                       Telephone:      (617) 434-1996
                                       Fax:            (617) 434-0601


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       BANK OF TOKYO MITSUBISHI TRUST COMPANY ,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:          /s/ Pamela Donnelly

                                       Name:        Pamela Donnelly

                                       Title:       Vice President

                                       Address:     1251 Avenue of the Americas
                                                    12th Floor
                                                    New York, NY 10020-1104

                                       Attn:        Pamela Donnelly

                                       Telephone:      (212) 782-5637
                                       Fax:            (212) 782-5635


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       BANCA COMMERCIALE ITALIANA,
                                       NEW YORK BRANCH ,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:          /s/ Charles Dougherty

                                       Name:        Charles Dougherty

                                       Title:       Vice President

                                       By:          /s/ E. Bermant

                                       Name:        E. Bermant

                                       Title:       FVP/Deputy Manager

                                       Address:     One William Street
                                                    New York, NY 10004

                                       Attn:        Charles Dougherty

                                       Telephone:      (212) 607-3883
                                       Fax:            (212) 809-2124


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       COMMERZBANK AG
                                       New York and Grand Cayman Branches,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:          /s/ Robert Donohue

                                       Name:        Robert Donohue

                                       Title:       Senior Vice President

                                       By:          /s/ Peter Doyle

                                       Name:        Peter Doyle

                                       Title:       Assistant Vice President

                                       Address:     2 World Financial Center
                                                    New York, NY 10281

                                       Attn:        Robert Donohue
                                                    Peter T. Doyle

                                       Telephone:      (212) 266-7659
                                       Fax:            (212) 266-7594


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       FIRST UNION NATIONAL BANK,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:      /s/ Stephen Dorosh

                                       Name:    Stephen Dorosh

                                       Title:   Vice President

                                       Address: 10 State House Square, 2nd Floor
                                                Hartford, CT 06103

                                       Attn:    Matt Riley

                                       Telephone:  (860) 692-7214
                                       Fax:        (860) 247-1356


                   Amendment No. 2 - 364 Day Credit Agreement
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                                      MELLON BANK, N.A.,
                                      Individually and as Co-Agent
Commitment $5,000,000.00

                                      By:      /s/ William M. Feathers

                                      Name:    William M. Feathers

                                      Title:   Assistant Vice President

                                      Address: One Mellon Bank Center, Room 0370
                                               Pittsburgh, PA 15258

                                      Attn:    William M. Feathers

                                      Telephone: (412) 234-4598
                                      Fax:       (412) 234-8888


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       SUNTRUST BANK, ATLANTA,
                                       Individually and as Co-Agent
Commitment $5,000,000.00

                                       By:          /s/ W. David Wisdom

                                       Name:        W. David Wisdom

                                       Title:       Vice President

                                       Address:     711 5th Avenue, 16th Floor
                                                    New York, NY 10022

                                       Attn:        Craig W. Farnsworth

                                       Telephone:      (212) 583-2608
                                       Fax:            (212) 371-9386


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       BANQUE NATIONALE DE PARIS
Commitment $4,166,666.67

                                       By:          /s/ Sophie Revillard Kaufman

                                       Name:        Sophie Revillard Kaufman

                                       Title:       Vice President

                                       By:          /s/ Gwen Abbott

                                       Name:        Gwen Abbott

                                       Title:       Assistant Vice President

                                       Address:     499 Park Avenue
                                                    New York, NY 10022

                                       Attn:        Sophie Revillard Kaufman

                                       Telephone:      (212) 415-9601
                                       Fax:            (212) 415-9606


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       THE BANK OF NEW YORK
Commitment $4,166,666.67

                                       By:          /s/ Kenneth P. Sneider, Jr.

                                       Name:        Kenneth P. Sneider, Jr.

                                       Title:       Vice President

                                       Address:     One Wall Street - 22nd Floor
                                                    New York, NY 10286

                                       Attn:        Kenneth P. Sneider, Jr.

                                       Telephone:      (212) 635-6863
                                       Fax:            (212) 635-1480


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       THE ROYAL BANK OF SCOTLAND PLC
Commitment $4,166,666.67

                                       By:          /s/ Scott Barton

                                       Name:        Scott Barton

                                       Title:       Vice President

                                       Address:     Wall Street Plaza
                                                    88 Pine Street
                                                    New York, NY 10005

                                       Attn:        Scott Barton

                                       Telephone:      (212) 269-0938
                                       Fax:            (212) 480-0791


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       WACHOVIA BANK, N.A.
Commitment $4,166,666.67

                                       By:          /s/ Jeffrey S. Nurkiewicz

                                       Name:        Jeffrey S. Nurkiewicz

                                       Title:       Vice President

                                       Address:     191 Peachtree Street, N.E.
                                                    Atlanta, GA 30303

                                       Attn:        Jeffrey S. Nurkiewicz

                                       Telephone:      (404) 332-1288
                                       Fax:            (404) 332-6898


                   Amendment No. 2 - 364 Day Credit Agreement
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                                       per pro BROWN BROTHERS HARRIMAN & CO.
Commitment $2,500,000.00

                                       By:          /s/ Jared S. Keyes

                                       Name:        Jared S. Keyes

                                       Title:       Manager

                                       Address:     40 Water Street
                                                    Boston, MA 02103

                                       Attn:        Jared Keyes

                                       Telephone:      (617) 772-1160
                                       Fax:            (617) 772-1138


                   Amendment No. 2 - 364 Day Credit Agreement